Cromwell Foresight Global Sustainable Infrastructure Fund
Schedule of Investments
September 30, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS - 68.98%
Digital Infrastructure - 9.12%
Cellnex Telecom SA (a)	61,422	$2,139,411
Chorus Ltd. (a)	112,067	510,589
Cordiant Digital Infrastructure Ltd. (a)	1,223,630	1,063,377
		3,713,377
Diversified Infrastructure - 23.97%
3i Infrastructure PLC (a)	591,308	2,194,362
BBGI Global Infrastructure SA (a)	467,249	756,370
HICL Infrastructure PLC (a)	436,434	660,537
Infratil Ltd. (a)	356,418	2,187,325
International Public Partnerships Ltd. (a)	614,225	925,846
Sequoia Economic Infrastructure Income Fund Ltd. (a)	1,050,229	1,065,237
Transurban Group (a)	241,923	1,973,270
		9,762,947
Renewables - 35.89%
Boralex, Inc. - Class A (a)	70,672	1,525,302
Brookfield Renewable Partners LP (a)	92,697	2,023,290
Clearway Energy, Inc. - Class C	64,455	1,363,868
Encavis AG (a)(b)	45,980	646,179
Greencoat Renewables PLC (a)	1,231,248	1,253,303
Greencoat UK Wind PLC (a)	623,937	1,064,645
Innergex Renewable Energy, Inc. (a)	213,357	1,604,912
NextEra Energy Partners LP	37,744	1,120,997
Northland Power, Inc. (a)	93,020	1,521,895
Octopus Renewables Infrastructure Trust PLC (a)	803,404	859,004
Renewables Infrastructure Group Ltd. (a)	776,458	1,008,993
Scatec ASA (a)	106,150	626,242
		14,618,630
TOTAL COMMON STOCKS (Cost $35,310,730)		28,094,954

REITS - 25.00%
Digital Infrastructure - 10.96%
American Tower Corp.	9,008	1,481,365
Crown Castle, Inc.	8,622	793,483
Digital Realty Trust, Inc.	7,564	915,395
Equinix, Inc.	1,753	1,273,134
		4,463,377
Government Facilities - 4.12%
Easterly Government Properties, Inc.	146,747	1,677,318

Health Care - 9.92%
Assura PLC (a)	1,168,584	603,048
Healthcare Realty Trust, Inc.	93,136	1,422,187
Healthpeak Properties, Inc.	76,628	1,406,890
Vital Healthcare Property Trust (a)	479,893	611,288
		4,043,413
TOTAL REITS (Cost $12,850,882)		10,184,108

Total Investments (Cost $48,161,612) - 93.98%		38,279,062

MONEY MARKET DEPOSIT ACCOUNTS - 2.99%
U.S. Bank Money Market Deposit Account, 5.200% (c)	1,219,285	1,219,285
TOTAL MONEY MARKET DEPOSIT ACCOUNTS (Cost $1,219,285)		1,219,285

Other Assets in Excess of Liabilities - 3.03%		1,234,322
TOTAL NET ASSETS - 100.00%		$40,732,669

(a)	Foreign issued security.
(b)	Non-income producing security.
(c)
The Money Market Deposit Account (“MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of September 30, 2023.

Abbreviations:
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
ASA	Advanced Subscription Agreement is an equity instrument where investors ‘pre-pay’ for shares in a company.
LP	Limited Partnership is a business entity or formation that has at least one general partner and one or more limited partners.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreciation used by many countries to signify a stock company whereby shareholders have limited liability.

Summary of Fair Value Exposure at September 30, 2023

FASB Accounting Standards Codification, “Fair Value Measurements” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of September 30, 2023:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks(1)	$11,743,182	$16,351,772	$-	$28,094,954
REITs(1)	10,184,108	-	-	10,184,108
Total Assets	$21,927,290	$16,351,772	$-	$38,279,062

(1) See the Schedule of Investments for industry classifications.